UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 16, 2022

KnowBe4, Inc.
(Exact name of Registrant as Specified in Its Charter)

Delaware	001-40351	36-4827930
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

33 N. Garden Avenue
Clearwater	,	Florida	33755
(Address of Principal Executive Offices)			(Zip Code)
(855) 566-9234
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
 Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.00001 per share	KNBE	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 2.02 Results of Operations and Financial Condition.
On February 16, 2022, KnowBe4 issued a press release announcing its financial results for the quarter and year ended December 31, 2021. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.
The information contained in this Item 2.02, including Exhibit 99.1 hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing made by the Company under the Securities Act of 1933, as amended (“the Securities Act”), or the Exchange Act, regardless of any general incorporation language in such filings, unless expressly incorporated by specific reference in such filing.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
CFO Transition
On February 14, 2022, the Board of Directors (the “Board”) approved the appointment of Mr. Robert Reich as the Chief Financial Officer of the Company, effective the later of March 4, 2022 or upon filing of the Company’s Form 10-K for the year ended December 31, 2021 (the “Effective Date”). Mr. Reich will succeed Mr. Krish Venkataraman, the Company’s current Co-President and Chief Financial Officer, who will resign as an employee upon the Effective Date.
In connection with the transition, Mr. Venkataraman will be joining the Board as a Class II director upon the Effective Date. Thereafter, Mr. Venkataraman will continue to provide support to Mr. Reich in his new role as Chief Financial Officer. In recognition of extraordinary service as the Company’s Co-President and Chief Financial Officer, the Board approved a restricted stock unit grant as discussed further below. Mr. Venkataraman did not resign as a result of any disagreement with the Company on any matter relating to the Company’s operations, policies or practices. For service as a non-employee director, Mr. Venkataraman will receive the standard compensation set forth in the Company’s Outside Director Compensation Policy.
Mr. Reich has held senior positions with a number of leading public and private-equity backed companies and brings more than 25 years of business and financial management expertise to this role. Most recently, he served as EVP and Chief Financial Officer for Catalina USA, a leader in shopper intelligence and targeted in-store and digital media, and EVP and Chief Financial Officer for Syniverse Holdings, Inc., a leading global software and services provider connecting mobile network operators and enterprises. In these and other prior roles, Mr. Reich has been responsible for global financial operations, implementation of transformative growth strategies and financial structuring with a focus on long-term stability and growth. Bob began his finance career with Deloitte in Chicago. He is a certified public accountant and holds a bachelor’s degree in business administration from Carthage College.

Mr. Reich Employment Agreement
On February 14, 2022, the Company entered into an employment agreement with Mr. Reich (the “Employment Agreement”). Pursuant to the Employment Agreement, upon his appointment as Chief Financial Officer, Mr. Reich will receive the following cash and equity compensation: (i) a base annual salary of $525,000, (ii) participation in the Company’s annual performance-based cash bonus plan at a target bonus amount of 75% of his base annual salary the receipt of which is contingent upon the Company’s performance goals as determined by the Board, (iii) participation in the Company’s discretionary bonus plan, (iv) a one-time sign on bonus of $150,000, (v) a grant of RSUs having a value equal to $1,500,000 for the first grant year in 2022 and additional grants of RSUs having a value equal to no less than $1,500,000 for years 2023 and 2024, and (vi) a one-time sign on grant of RSUs having a value equal to $1,000,000. The Employment Agreement also entitles Mr. Reich to participate in the Company’s employee benefit programs and provides for customary benefits.
Effective upon his appointment as Chief Financial Officer of the Company, Mr. Reich will be designated as an “officer” as such term is used within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended. Mr. Reich will execute the Company’s standard form of indemnification agreement prior to the date he commences employment with the Company, a copy of which has been filed as Exhibit 10.9 to the Company’s Registration Statement on Form S-1 (File No. 333- 254518), filed with the SEC on April 16, 2021.
There is no arrangement or understanding between Mr. Reich and any other persons pursuant to which Mr. Reich was selected as an officer within the meaning of Item 401(b) of Regulation S-K under the U.S. Securities Act of 1933 (“Regulation S-K”) nor are there any family relationships between Mr. Reich and any director, executive officer or person nominated or chosen by the Company to become a director or executive officer of the Company within the meaning of Item 401(d) of Regulation S-K. Since the beginning of the Company’s last fiscal year, the Company has not engaged in any transaction in which Mr. Reich had direct or indirect material interest within the meaning of Item 404(a) of Regulation S-K.

Mr. Venkataraman RSU Grant and Separation Agreement
In connection with Mr. Venkataraman’s resignation from his position as the Company’s Co-President and Chief Financial Officer and extraordinary service in such capacity, the Company granted Mr. Venkataraman restricted stock units (“Extraordinary Service RSUs”) having a value equal to $3,000,000, of which $1,000,000 will vest on May 15, 2022 and the remaining $2,000,000 will vest over the subsequent two year period, with such vesting subject to Mr. Venkataraman’s continued service with the Company as a member of the Board. The Extraordinary Service RSUs are subject to Mr. Venkataraman executing the Company’s customary separation agreement and release (the “Separation Agreement”) upon or shortly after his last day of employment.

The foregoing descriptions of the Employment Agreement and Separation Agreement are a summary and are qualified in their entirety by the text of the agreements, copies of which will be included as exhibits to the Company’s future SEC filings.

Item 9.01 Financial Statements and Exhibits.
 (d) Exhibits

Exhibit No.	Description
99.1	Press Release for Dec 31 2021

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KnowBe4, Inc.
Dated: February 16, 2022
	By:	/s/ Krish Venkataraman
Krish Venkataraman
Co-President & Chief Financial Officer
3